UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2015

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-13045 (Commission File Number)	23-2588479 (IRS Employer Identification Number)

One Federal Street

Boston, Massachusetts 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 535-4766

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☒                                  Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01.                                        Regulation FD Disclosure

On November 4, 2015, the Company issued a press release stating that the Australian Competition and Consumer Commission has released a Statement of Issues related to Iron Mountain’s proposed acquisition of Recall Holdings Limited. A copy of the press release is furnished as Exhibit 99.1.

Item 8.01.                                        Other Events

On November 4, 2015, the Company will issue a press release, which is not incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

Exhibit 99.1                                                           Press release dated November 4, 2015.  (Furnished herewith)

Important Information and Where to Find It

Iron Mountain has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the approval of the issuance of Iron Mountain common stock to Recall Holdings Limited (“Recall”) shareholders. Equivalent information has been included in the scheme booklet that Recall prepared and, following approval from the Australian Court, dispatched to its shareholders in connection with the scheme meeting at which Recall shareholders will consider whether or not to support the acquisition of Recall by Iron Mountain by way of scheme of arrangement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRON MOUNTAIN, RECALL, THE SCHEME IMPLEMENTATION DEED AND THE SCHEME OF ARRANGEMENT. Investors and security holders will be able to obtain these materials (if and when they are available) and other documents filed by Iron Mountain with the SEC free of charge at the SEC’s website, www.sec.gov, and those documents released by Recall to the Australian Securities Exchange (ASX) announcements platform free of charge at ASX’s website, www.asx.com.au. In addition, stockholders will be able to obtain copies of the proxy statement and other documents filed with the SEC from Iron Mountain’s website at www.ironmountain.com or by directing such request to Iron Mountain at Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110, Attention: Investor Relations.

Participants in Potential Solicitation

Iron Mountain and certain of its respective directors, executive officers and other persons may be deemed to be participants in the anticipated solicitation of proxies in respect of the vote that would be required by Iron Mountain’s shareholders in connection with the issuance of Iron Mountain common stock as contemplated by the Scheme Implementation Deed. Information regarding Iron Mountain’s directors and executive officers is available in Iron Mountain’s proxy statement filed with the SEC on April 13, 2015 in connection with its 2015 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC.

Forward-looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and be subject to the safe-harbor created by such Act.  Forward-looking statements include, but are not limited to, the Company’s financial performance outlook and shareholder returns in 2015 and through 2020, including after giving effect to the Company’s proposed acquisition of Recall, and statements regarding the Company’s operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, projected revenues from the Company’s emerging market acquisition pipeline, valuation creation and returns associated with the Company’s data center business and other adjacent businesses, and the benefits associated with increasing the percentage of real estate that the Company owns.  These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When the Company uses words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions, it is making forward-looking statements.  You should not rely upon forward-looking statements except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur.  Although the Company believes that its forward-looking statements are based on reasonable assumptions, the Company’s expected results may not be achieved, and actual results may differ materially from its expectations.  Important factors that could cause actual results to differ from the Company’s other expectations include, among others: (i) the Company’s expected dividends may be materially different than the Company’s estimates; (ii) the cost to comply with current and future laws, regulations and customer demands relating to privacy issues; (iii) the impact of litigation or disputes that may arise in connection with incidents in which the Company fails to protect its customers’ information; (iv) changes in the price for the Company’s storage and information management services relative to the cost of providing such storage and information management services; (v) changes in customer preferences and demand for the Company’s storage and information management services; (vi) the adoption of alternative technologies and shifts by the Company’s customers to storage of data through non-paper based technologies; (vii) the cost or potential liabilities associated with real estate necessary for the Company’s business; (viii) the performance of business partners upon whom the Company depends for technical assistance or management expertise outside the United States.; (ix) changes in the political and economic environments in the countries in which the Company’s international subsidiaries operate; (x) changes in the cost of the Company’s debt; (xi) changes in the amount of the Company’s capital expenditures; (xii) the Company’s ability to remain qualified for taxation as a real estate investment trust; (xiii) the Company’s ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently; and (xiv) other trends in competitive or economic conditions affecting the Company’s financial condition or results of operations not presently contemplated.  In addition, with respect to the potential Recall transaction, the Company’s ability to close the proposed transaction in accordance with its terms and within the anticipated time period, or at all, is dependent on the Company’s and Recall’s ability to satisfy the closing conditions for the transaction, including the receipt of governmental and shareholder approvals, and the benefits of the potential Recall transaction, including potential cost synergies and other synergies (including tax synergies), may not be fully realized or may take longer to realize than expected. Additional risks and factors that may affect results are set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2014, the Company’s current report on Form 8-K, filed with the SEC on May 7, 2015 and the Company’s quarterly report on From 10-Q for the fiscal quarter ending September 30, 2015 and in Recall’s filings with the Australian Stock Exchange, including Recall’s Annual Report for the fiscal year ending June 30, 2015. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

Date: November 5, 2015	By:	/s/ Ernest W. Cloutier
Ernest W. Cloutier
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 99.1                                                           Press release dated November 4, 2015. (Furnished herewith)